                                                                   EXHIBIT 10.85

                               CUSTODIAL AGREEMENT

         CUSTODIAL AGREEMENT (this "Custodial Agreement") dated as of January 9, 2004, made by and among:

                  (i) NEW YORK MORTGAGE FUNDING, LLC, a New York limited liability company (the "Borrower");

                  (ii) DEUTSCHE BANK TRUST COMPANY AMERICAS, as custodian for the Lender (in such capacity, the "Custodian"); and

                  (iii) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").

                                    RECITALS

         The Borrower and the Lender are parties to the Master Loan and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), pursuant to which the Lender has agreed, subject to the terms and conditions of the Loan Agreement, to make revolving credit loans to the Borrower to finance Mortgage Loans owned by the Borrower.

         It is a condition precedent to the effectiveness of the Loan Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

         Section 1. Definitions.

         Unless otherwise defined herein, terms defined in the Loan Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

         "Acceptable Attorney" shall mean any attorney-at-law to which the Custodian has sent an Attorney's Bailee Letter, except for an attorney whom the Lender has notified the Custodian and the Borrower in writing that such attorney is not reasonably satisfactory to the Lender.

         "Advance" shall mean a loan made by the Lender to a Borrower from time to time, on the terms and conditions set forth in the Loan Agreement.

         "Advance Balance" shall mean the aggregate outstanding principal balance of an Advance secured by the applicable pledged Mortgage Loans.

         "AM Funded Wet Loan" shall have the meaning specified in 3(g) hereof.

         "Approved Purchaser" shall mean any third party purchaser of a Mortgage Loan, except for any person whom the Lender has notified the Custodian and the Borrower in writing that such person is not reasonably satisfactory to the Lender.

         "Approved Title Insurance Company" shall mean a title insurance company approved by the Lender in its sole discretion, provided on a list delivered to the Custodian by the Lender.

         "Assignment of Mortgage" shall mean with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the assignment and pledge of the Mortgage.

         "Attorney's Bailee Letter" shall mean a letter substantially in the form of Annex 12 hereto.

         "Authorized Representative" shall have the meaning specified in Section 18 hereof.

         "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Mortgage Loans that have been, and remain, pledged to the Lender pursuant to the Loan Agreement.

         "Borrowing Base Deficiency" shall have the meaning provided in the Loan Agreement.

         "Business Day" shall mean any day other than (i) a Saturday or Sunday,
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York, Connecticut or California or the City of New York or the city or state in which the Custodian's offices are located are closed, or (iii) a day on which trading in securities on the New York Stock Exchange or any other major securities exchange in the United States is not conducted.

         "Collateral" shall have the meaning assigned thereto in the Loan Agreement.

         "Cooperative Corporation" shall mean with respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

         "Cooperative Loan" shall mean a Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

         "Cooperative Project" shall mean with respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

         "Cooperative Shares" shall mean with respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

         "Cooperative Unit" shall mean with respect to any Cooperative Loan, a specific unit in a Cooperative Project.

         "Custodial Delivery Failure" shall have the meaning specified in
Section 13 hereof.

         "Custodian Loan Transmission" shall mean in the case of each Mortgage Loan, a computer-readable transmission containing the following information to be delivered by the Custodian to the Lender pursuant to this Custodial
Agreement: the Mortgage Loan number, Mortgagor's name, the MERS Identification Number (if any), codes indicating Exceptions and, with respect to any Mortgage Files which have been released (i) to a Borrower pursuant to Section 5(a) hereof pursuant to a Transmittal Letter, (ii) as described in Section 5(b) hereof, or (iii) pursuant to an Attorney Bailee Letter as described in Section 5(c) hereof, the date such Mortgage Files were released and to whom they were released. The Custodian shall incorporate all current data provided by the Borrower to the Custodian into the Custodian Loan Transmission.

         "Disbursement Account" shall have the meaning specified in Section 3(d) hereof.

         "Dry Loan" shall mean a first or second lien Mortgage Loan which is underwritten in accordance with the Underwriting Guidelines which Mortgage File contains all required Mortgage Loan Documents.

         "Electronic Agent" shall have the meaning assigned to such term in
Section 2 of the Electronic Tracking Agreement.

         "Electronic Tracking Agreement" shall mean the Electronic Tracking Agreement, dated as of the date hereof, among the Borrower, the Lender, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

         "Escrow Closing Letter" shall mean an escrow agreement or letter stating that in the event of a Rescission or if for any other reason the Mortgage Loan fails to fund on a given day, the party conducting the closing is holding all funds which would have been disbursed on behalf of the Mortgagor as agent for and for the benefit of the Lender and such funds shall be redeposited in the Disbursement Account for the benefit of the Lender not later than one Business Day after the date of Rescission or other failure of the Mortgage Loan to fund on a given day.

         "Event of Default" shall have the meaning provided in Section 8 of the Loan Agreement.

         "Exception" shall mean, with respect to any Mortgage Loan, (a) any Exception identified on Annex 13 hereto or as otherwise reasonably determined by the Lender; or (b) with respect to which a Responsible Officer of the Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than the Lender with respect to such Mortgage Loan.

         "Exception Report" means a list, in a format mutually acceptable to the Lender, the Custodian and the Borrower, of Mortgage Loans delivered by the Custodian to the Lender and the Borrower in an electronic format as provided in
Section 3 hereof, reflecting the Mortgage Loans held by the Custodian for the benefit of the Lender, which includes codes as described in Annex 13 indicating any Exceptions with respect to each Mortgage Loan listed thereon. Each Exception Report shall set forth (a) the Mortgage Loans being pledged to the Lender on any applicable Funding Date as well as the Mortgage Loans previously pledged to the Lender and held by the Custodian hereunder, which such Mortgage Loans shall be listed separately from those funded on the current Funding Date, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

         "Funding Date" means the date on which an Advance is made pursuant to the Loan Agreement.

         "Insured Closing Letter" shall mean a letter of indemnification from an Approved Title Insurance Company addressed to the Borrower with coverage that is customarily acceptable to Persons engaged in the origination of mortgage loans, identifying the Settlement Agent covered thereby.

         "Loan Documents" shall have the meaning assigned thereto in the Loan Agreement.

         "MERS" shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS Designated Mortgage Loan" shall mean any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Transmission.

         "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Mortgage Loan.

         "Mortgage" shall mean the mortgage, deed of trust or other instrument, which creates a first or second lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, the fee simple or leasehold estate in such real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note.

         "Mortgage File" shall mean, as to each Mortgage Loan, those documents listed in Section 2(a) of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

         "Mortgage Loan" shall mean a mortgage loan or Cooperative Loan which the Custodian has been instructed to hold for the Lender pursuant to this Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note, the related Mortgage and all other Mortgage Loan Documents and
(ii) all right, title and interest of the related Borrower in and to the Mortgaged Property covered by such Mortgage.

         "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

         "Mortgage Loan Transmission" shall mean a computer-readable transmission in a standardized text format delivered by the Borrower to the Lender and the Custodian incorporating the fields identified on Annex 1 or as otherwise mutually agreed upon by the Lender, the Borrower and the Custodian.

         "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a Mortgage Loan.

         "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property affixed thereto and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Note" shall have the meaning assigned thereto in the Loan Agreement.

         "Notice of Borrowing and Pledge" shall mean an irrevocable Notice of Borrowing and Pledge provided pursuant to the Loan Agreement.

         "Notice of Sale and Request for Release" shall mean a notice to the Custodian and the Lender in the form of Annex 3 hereto that certain of the Mortgage Loans are being sold and specifying the date of such sale and the amount of the Advance Balance being paid off with the proceeds of such sale and requesting that certain documents with respect to such Mortgage Loans be delivered to the related third party purchaser.

         "Officer's Certificate" shall mean a certificate signed by a Responsible Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

         "Opinion of Counsel" shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

         "PM Funded Wet Loan" shall have the meaning specified in Section 3(g) hereof.

         "Proprietary Lease" shall mean the lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

         "Purchase Advice" shall mean the written notice provided by Borrower to the Lender that the Lender will be receiving a wire transfer on such date.

         "Rescission" shall mean the right of a Mortgagor to rescind the related Mortgage Note and related documents pursuant to applicable law and regulation.

         "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated by a certificate of corporate resolution. With respect to the Custodian, Responsible Officer shall mean any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Review Procedures" shall have the meaning specified in Section 3(a) hereof.

         "Secured Obligations" shall have the meaning assigned thereto in the Loan Agreement.

         "Servicing Transmission" shall have the meaning assigned thereto in the Loan Agreement.

         "Settlement Agent" shall mean, with respect to any Wet Loan, the Person specified in the Notice of Borrowing and Pledge (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet Loan is being originated and which is not listed as an Unapproved Settlement Agent on Annex 15 attached hereto as revised from time to time by the Lender) to which the proceeds of the related Advance are to be distributed by the Custodian in accordance with the instructions of the Borrower provided in the applicable Mortgage Loan Transmission.

         "Transmittal Letter" shall mean a letter substantially in the form of Annex 11 hereto.

         "Trust Receipt" shall mean the trust receipt in the form annexed hereto as Annex 2 delivered to the Lender by the Custodian covering the Mortgage Loans subject to this Custodial Agreement from time to time.

         "Wet Loan" shall mean a wet-funded first or second lien Mortgage Loan which is acceptable to the Lender and does not contain all the required Mortgage Loan documents specified in Section 2(a) in the related Mortgage File, which has the following characteristics:

                  (a) the proceeds thereof have been funded by wire transfer or cashier's check, cleared check or draft or other form of immediately available funds to the Settlement Agent or funding lender for such Wet Loan;

                  (b) such Wet Loan has closed on the disbursement date and become a valid first lien securing actual indebtedness by funding to the order of the Mortgagor thereunder;

                  (c) the proceeds thereof have not been returned to the Lender or its agent from the Settlement Agent for such Wet Loan;

                  (d) no Borrower has learned that such Wet Loan will not be closed and funded to the order of the Mortgagor; and

                  (e) upon recordation such Mortgage Loan will constitute a first or second lien on the premises described therein.

         "Wire Instruction Data" shall mean the applicable information provided relating to funding for the origination of a Wet Loan, which data shall include the amount of the related wire transfer and related depository information as required by Lender.

         Section 2. Delivery of Mortgage File.

         (a) The Borrower shall from time to time deliver Mortgage Files to the Custodian to be held hereunder, which shall be reviewed by the Custodian as provided in Section 3. With respect to each Advance, (i) in the case of Dry Loans, the Borrower shall provide written notice, in the form of a Notice of Borrowing and Pledge together with the related Mortgage Loan Transmission, to the Lender and the Custodian with respect to such Dry Loans which are to be used as Collateral no later than 6:00 p.m. (eastern time) on the day prior to the requested Funding Date, (ii) in the case of AM Funded Wet Loans, the Borrower shall provide written notice, in the form of a Notice of Borrowing and Pledge together with the related Mortgage Loan Transmission to the Lender and the Custodian with respect to such AM Funded Wet Loans which are to be used as Collateral no later than 5:00 p.m. (eastern time) on the day prior to the requested Funding Date, (iii) in the case of PM Funded Wet Loans, the Borrower shall provide written notice, in the form of a Notice of Borrowing and Pledge together with the related Mortgage Loan Transmission, to the Lender and the Custodian with respect to such PM Funded Wet Loans which are to be used as Collateral no later than 12:00 noon (eastern time) on the requested Funding Date, and (iv) in the case of Dry Loans, the Borrower shall have delivered to the Custodian the items set forth on Annex 16 hereto pertaining to the Dry Loans which shall secure the Advance to be made on such Funding Date, not later than 12:00 noon (eastern time) on the day prior to the requested Funding Date.

         Notwithstanding anything herein to the contrary, in the event that more than 250 Mortgage Files are to be delivered on any Funding Date, the Custodian shall have such additional time to complete its review of such Mortgage Files in excess of 250 as agreed between the Custodian and the related Borrower. In such event, the related Borrower shall deliver the Mortgage Files to the Custodian so that the Custodian shall have the time required to complete its review and issue the required Trust Receipts on the Funding Date.

         Following the Custodian's review of the items specified above, the Custodian shall deliver to the Lender a notice of intent to Issue Trust Receipt not later than 6:00 p.m. (eastern time) on the day prior to the requested Funding Date for any AM Funded Wet Loans, not later than 1:00 p.m. (eastern time) on the requested Funding Date for any PM Funded Wet Loans, and not later than 12:00 noon (eastern time) on the requested Funding Date for any Dry Loans.

         (b) From time to time, the Borrower shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the Borrower, or other documents with respect to a Mortgage Loan, in accordance with the terms of the Loan Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents for the Lender hereunder.

         With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the related Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, such Borrower shall deliver to the Custodian a copy thereof certified by such Borrower, originating lender, Settlement Agent, title company or escrow closing company as a true, correct and complete copy of the original which has been transmitted for recordation. Such Borrower shall deliver such original documents to the Custodian promptly when they are received if the related Mortgage Loan is then subject to this Custodial Agreement.

         (c) With respect to any Mortgage Loan, if the Custodian has identified such Mortgage Loan as having any Exception or if the Borrower has knowledge of any Exception, the Borrower shall promptly and diligently notify the Lender of any such Exception and shall promptly and diligently attempt to cure any such Exception.

         Section 3. Mortgage Loan Transmission; Exception Report; Trust Receipt; Disbursement Account.

         (a) If the Custodian has received a Mortgage File for a Mortgage Loan identified on the Mortgage Loan Transmission as provided in the preceding section, the Custodian shall review the documents required to be delivered pursuant to Section 2(a) above. The Custodian will deliver by electronic transmission, no later than 5:30 p.m.(eastern time) on each day to the Borrower and the Lender, separate Custodian Loan Transmissions with respect to Wet Loans and Dry Loans. The Custodian shall deliver each original Trust Receipt and Custodian Loan Transmission to JP Morgan Chase Bank at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, Attention:
Jennifer John for the account of Greenwich Capital Financial Products, Inc. (telephone number (212) 623-5953) each Funding Date, or day that mortgage files are released following any sale of the related Mortgage Loan, by overnight delivery using a nationally recognized overnight delivery service at the Borrower's expense. Not later than 5:30 p.m. (eastern time) on each Funding Date, the Custodian shall deliver copies of each Trust Receipt via facsimile to the Lender. Separate Trust Receipts shall be delivered with respect to Wet Loans and Dry Loans. Each Trust Receipt and Custodian Loan Transmission subsequently delivered by the Custodian to the Lender shall supersede and cancel the Trust Receipt and Custodian Loan Transmission previously delivered by the Custodian to the Lender hereunder, and shall replace the then existing Custodian Loan Transmission and the then existing Trust Receipt; provided that any Wet Trust Receipt issued shall only supercede any previously issued Wet Trust Receipt, any Dry Trust Receipt shall only supercede any previously issued Dry Trust Receipt.

         The delivery of each Trust Receipt and Custodian Loan Transmission to the Lender shall be the Custodian's representation that, other than the Exceptions listed: (i) all documents in respect of such Mortgage Loan required to be delivered at such time pursuant to Section 2(a)(i), (ii), and (iii) of this Custodial Agreement, and the documents listed in Sections (i), (ii), (iii),
(iv) and (v) of Annex 16 (and if actually delivered to the Custodian the documents listed at Sections (vi) - (x) of Annex 16 ), have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan; (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the "Review Procedures") and appear on their face to be regular and to relate to such Mortgage Loan and to satisfy the requirements set forth in Section 2 of this Custodial Agreement; and (iii) each Mortgage Loan identified in such Custodian Loan Transmission is being held by the Custodian as bailee for the Lender and/or its designees pursuant to this Custodial Agreement.

         (b) In connection with any Trust Receipt and Custodian Loan Transmission delivered hereunder by the Custodian, the Custodian makes no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Borrower and the Lender hereby give the Custodian notice that from and after the Funding Date, the Lender shall have a security interest in each Mortgage Loan identified on a Custodian Loan Transmission until such time that the Custodian receives written notice from the Lender that the Lender no longer has a security interest in such Mortgage Loan.

         (c) With respect to Wet Loans, the delivery of the Notice of Borrowing and Pledge and Mortgage Loan Transmission to the Custodian by the related Borrower shall be deemed to constitute required documents with respect to the related Wet Loan (and shall be deemed to be a certification by such Borrower that such Mortgage Loan is a Wet Loan) and the documents specified in
Section 2(a)(iv) above shall not be required to be delivered with respect to such Wet Loan on the related Funding Date. Notwithstanding the foregoing, the related Borrower shall deposit with the Custodian the documents described in
Section 2(a)(iv) above for such Wet Loan as soon as possible and, in any event, within seven (7) Business Days after the date the Advance is made with respect to such Wet Loan. The Custodian shall notify the Lender within one (1) Business Day of the failure by the Borrower to deliver any document by the time provided in the previous sentence. Upon deposit of such documents with Custodian, Custodian shall review such documents in accordance with the Review Procedures, shall promptly notify Lender if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for Lender hereunder. The Borrower hereby represents, warrants and covenants to Lender and Custodian that the Borrower and any person or entity acting on behalf of the Borrower that has possession of any of the documents described in Section 2(a)(iv) above for such Wet Loan prior to the deposit thereof with Custodian will hold such documents in trust for Lender.

         (d) The Custodian shall establish and maintain a disbursement account (the "Disbursement Account") for and on behalf of the Lender entitled "Disbursement Account, Deutsche Bank Trust Company Americas, as Custodian under the Custodial Agreement dated as of January 9, 2004 among New York Mortgage Funding, LLC, Deutsche Bank Trust Company Americas, and Greenwich Capital Financial Products, Inc., for Greenwich Capital Financial Products, Inc., Account Number 40033." All amounts remitted on account of Advances made by the Lender to the Borrower, which the Borrower requests the

Lender to remit to the Custodian, shall be remitted no later than 9:30 a.m. (eastern time) with respect to the AM Funded Wet Loans and no later than 1:30 p.m. (eastern time) with respect to PM Funded Wet Loans, and shall be deposited in such Disbursement Account by the Custodian upon receipt. The Lender shall not be required to remit any funds to the Disbursement Account, unless and until all conditions precedent set forth in the Loan Agreement have been satisfied. All related fees and expenses for the Disbursement Account shall be borne by the Borrower. Upon request, the Custodian shall provide the Borrower, or the Lender, with the federal wire reference number for a particular payment made by the Custodian out of the Disbursement Account. The Disbursement Account shall be maintained for the sole benefit of the Lender and the Custodian shall take direction as to the control of the Disbursement Account solely for the benefit of the Lender. Neither the Borrower nor any other person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided in the following sentence, withdraw any funds from, the Disbursement Account. The Lender hereby authorizes the Custodian for purposes hereof, that unless the Custodian shall receive notice in writing from the Lender to the contrary prior to disbursement of such funds, to disburse all funds received from the Lender which are deposited to the Disbursement Account as directed by the Borrower in its Mortgage Loan Transmission. To the extent that such notice not to disburse funds is received by the Custodian, any such funds in the Disbursement Account shall be promptly returned to the Lender. Funds retained in the Disbursement Account shall remain uninvested and the Custodian shall not be liable for interest on such funds. The Custodian shall reconcile the Disbursement Account on a daily basis. The Custodian shall use reasonable efforts to identify all funds received in connection with the Rescission of any Mortgage Loan.

         The Borrower hereby represents that it shall be solely responsible for assuring that the information provided in the Mortgage Loan Transmission is correct.

         (e) (i) On each Funding Date, the Custodian will disburse funds in the Disbursement Account to the Settlement Agents in accordance with the Wire Instruction Data in the Mortgage Loan Transmission by 10:30 a.m. (eastern time) with respect to AM Funded Wet Loans or by 5:30 p.m.(eastern time) with respect to PM Funded Wet Loans, provided, that (A) sufficient funds exist in the Disbursement Account; (B) The Custodian shall not knowingly disburse funds to the Borrower as payee, unless otherwise authorized by the Lender in writing to the Custodian; and (C) if a conflict exists between the instructions of the Lender and the instructions of the Borrower, the Custodian shall follow the Lender's instructions. The Custodian shall have no duty to verify or review any wire instructions (other than as necessary to send such wire) given to it hereunder.

                  (ii) If any funds disbursed on any date in accordance with clause (i) of this Section 3(e) are returned to the Disbursement Account (A) the Custodian shall release such funds from the Disbursement Account in accordance with Section 3(f), and (B) the Lender shall, upon receipt of such amounts, apply the same to the prepayment of the Advance or Advances relating to such Mortgage Loan or Mortgage Loans. The Borrower shall instruct each Settlement Agent regarding funds disbursed to such Settlement Agent in accordance with the terms of the Loan Agreement. The Custodian shall provide to the Borrower and Lender not later than 2:00 p.m. (eastern time), on each Business Day a report of all Rescission amounts credited to the Disbursement Account by 2:00 p.m. (eastern time) on such Business Day.

         (f) Unless otherwise instructed by the Lender in writing, before the close of business on each Business Day, the Custodian shall withdraw all collected amounts as of 5:30 p.m. (eastern time) then standing to the credit of the Disbursement Account related to Rescissions or other unfunded Mortgage Loans and forward such amounts to the following account maintained by the Lender:
JPMorgan Chase Bank, New

York, for Greenwich Capital Financial Products, Inc., ABA # 021-000-021, Account # ______, Attn: ____/New York Mortgage. The Lender hereby agrees to wire to the Borrower on such Business Day all amounts received by the Lender from the Disbursement Account on such Business Day pursuant to this Section 3(f) which are not required to be paid to the Lender in accordance with the Loan Agreement. The Borrower will be obligated to cover any shortfalls related to the Disbursement Account if the Lender's requirement to Advance will not be sufficient to cover disbursements to the Settlement Agent due to a Rescission or other reason the Mortgage Loan expected to be funded with such funds did not close. In addition, in connection with any Wet Loan, the Borrower shall be required to deposit in the Disbursement Account prior to the closing of such Mortgage Loan an amount equal to the excess of (i) the amount required to be remitted in connection with the closing of such Mortgage Loan over (ii) the amount to be advanced by the Lender pursuant to the Loan Agreement with respect to such Mortgage Loan.

         (g) In connection with the funding of any Wet Loans, the Borrower shall establish an Operating Account ("the Operating Account") with the Custodian to be designated "New York Mortgage Operating Account, maintained by Deutsche Bank Trust Company Americas in trust for New York Mortgage, Account Number 40034". With respect to any Wet Loan to be funded in the morning on any Business Day (an "AM Funded Wet Loan"), the Borrower by delivery of the Mortgage Loan Transmission indicating thereon which Mortgage Loans are AM Funded Wet Loans requests that the Custodian, and the Custodian shall, transfer from the Operating Account to the Disbursement Account by 9:00 a.m. (eastern time) on the day of closing for such AM Funded Wet Loan all of the funds necessary to close such AM Funded Wet Loan to the extent of the balance of all funds in the Operating Account. With respect to any Wet Loan to be funded in the afternoon on any Business Day (a "PM Funded Wet Loan"), the Borrower by delivery of the Mortgage Loan Transmission indicating thereon which Mortgage Loans are PM Funded Wet Loans requests that the Custodian, and the Custodian shall, transfer from the Operating Account to the Disbursement Account by 12:00 noon (eastern time) on the day of closing for such PM Funded Wet Loan, to the extent of the balance of funds in the Operating Account, all of the funds necessary to close such PM Funded Wet Loan. Funds retained in the Operating Account shall remain uninvested and the Custodian shall not be liable for interest on such funds.

         Section 4. Obligations of the Custodian.

         (a) The Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Lender therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

         (b) With respect to the documents constituting each Mortgage File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Lender, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Lender; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Lender, the Lender's written instructions shall control.

         (c) In the event that (i) the Lender, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law or any court order continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by the Lender which shall give a direction consistent with such determination. Expenses of the Custodian (including reasonable attorneys' fees and related expenses) incurred as a result of such proceedings shall be borne by the Borrower.

         (d) The Lender hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Lender's security interest in the Collateral hereunder, other than the Custodian's obligation to take possession of Collateral as set forth in Section 2 hereof.

         (e) During the term of this Custodial Agreement, if the Custodian discovers any nonconformity with the review criteria in Annex 4 with respect to any Mortgage File, the Custodian shall, by means of the Exception Report, give written specification of such nonconformity to the Lender and the Borrower.

         Section 5. Release of Collateral.

         (a) From time to time until the Custodian is otherwise notified in writing by an Authorized Representative of the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Borrower to release Mortgage Files relating to Mortgage Loans in the possession of the Custodian to the Borrower, or its designee, for the purpose of servicing or correcting documentary deficiencies relating thereto against a request for release of Mortgage Files and receipt (a "Request for Release and Receipt") executed by the Borrower in the form of Annex 5 hereto, which Request for Release and Receipt must also be executed by the Lender in the event that more than one hundred (100) Mortgage Files would be released following such requested release. The Custodian shall promptly notify the Lender of the occurrence of each such release of Mortgage Files and shall keep track of each such release of Mortgage Files. The Lender hereby agrees to respond to a Request for Release and Receipt, via facsimile, no later than one (1) Business Day after the Lender's receipt thereof. The Borrower or its designee shall return to the Custodian each Mortgage File previously released by the Custodian within ten (10) calendar days after receipt thereof other than for any Mortgage Loan which has been paid in full by the related Mortgagor or any Mortgage Loan as to which the related Mortgage File has been released pursuant to Section 5(c) to an Acceptable Attorney pursuant to an Attorney's Bailee Letter. The Borrower hereby further represents and warrants to the Lender that any such request by the Borrower for release of Collateral shall be solely for the purposes set forth in the Request for Release and Receipt and that the Borrower has requested such release in compliance with all terms and conditions of such release set forth in the Loan Agreement.

         (b)      (i)      From time to time until otherwise notified in
writing by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, the Custodian is hereby authorized upon receipt of written request of the Borrower at least two (2) Business Days prior to the date of the anticipated sale, to release Mortgage Files in the possession of the Custodian to a third-party purchaser (subject to the written consent of the Lender if such third party purchaser is not an Approved Purchaser) for the purpose of resale thereof against a Notice of Sale and Request for Release executed by the Borrower and the Lender (in its discretion) in the form of Annex 3 hereto. On such Notice of Sale and Request for Release, the Borrower shall indicate the Mortgage Loans to be sold, such information to be provided in electronic medium acceptable to the Borrower and the Custodian, the approximate amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, whether the shipment is made pursuant to the sale of the Mortgage Loans to a third party or pursuant to the formation of a mortgage pool supporting a mortgage-backed or asset-backed security (an "MBS"), and the preferred method and date of delivery.

         (ii) Any transmittal of Mortgage Files for Mortgage Loans in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Annex 11 duly completed by the Custodian and executed by the Custodian. Promptly upon receipt by Lender of the full amount of the takeout proceeds (constituting not less than the "Payoff Amount") into the account set forth in such transmittal letter, the Lender shall notify the Custodian thereof in writing by 3:00 p.m. (eastern time) for proceeds received no later than 1:00 p.m. (eastern time) on such day. Any Payoff Amount sent by a third-party purchaser of Mortgage Loans shall be sent to the account designated by the Lender. Any excess proceeds received by the Lender shall be remitted to the Borrower in accordance with the terms of the Loan Agreement.

         (c)      (i)      From time to time until otherwise notified in
writing by the Lender, which notice shall be given by the Lender only following the occurrence of an Event of Default, and as appropriate for the foreclosure of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a Request for Release and Receipt from the Borrower to send to an Acceptable Attorney copies or originals of the Mortgage Files listed in the Request for Release and Receipt. The Custodian shall retain copies of all Mortgage Files forwarded to an Acceptable Attorney pursuant to the preceding sentence. The Custodian may destroy any such copies retained upon the earliest to occur of (A) the original Mortgage File is returned to the Custodian, (B) the foreclosure with respect to such Mortgage Loan is complete, (C) the date upon which such Mortgage Loan is released from the terms of this Custodial Agreement or (D) the original Mortgage File is not returned within 180 days of release. In accordance with the terms of the Attorney's Bailee Letter, the Acceptable Attorney to whom such Mortgage Files are sent is instructed to acknowledge receipt of each such document by faxing to the Lender and the Custodian a list of such Mortgage Files confirming that such Acceptable Attorney is holding the same as bailee of the Lender under the applicable Attorney's Bailee Letter, for receipt as soon as possible and in any event no later than three (3) Business Days following receipt thereof by such Acceptable Attorney. The Lender may, by written notice to the Custodian and the Borrower, respectively, exclude any attorney-at-law with whom the Lender is not reasonably satisfied, from being an Acceptable Attorney. The Custodian shall promptly notify the Lender that it has released any Mortgage File to an Acceptable Attorney.

         (ii) In accordance with each Attorney's Bailee Letter, no later than three (3) Business Days prior to the foreclosure of any Mortgage Loan, the Acceptable Attorney party thereto shall notify the Borrower of the scheduled date of foreclosure of each such Mortgage Loan (the "Scheduled Foreclosure Date"), and of any subsequent changes to the Scheduled Foreclosure Date. The Borrower hereby agrees in any event to promptly notify the Custodian and Lender in writing upon completion of any foreclosure. On the date of foreclosure, such Mortgage Loan shall be deemed deleted from any Trust Receipt then outstanding.

         (d) From time to time until the Custodian is otherwise notified by the Lender, and with the prior written consent of the Lender, the Borrower may substitute for one or more Eligible Mortgage Loans constituting the Collateral one or more substitute Eligible Mortgage Loans having aggregate Collateral Value equal to or greater than the Collateral Value of the Mortgage Loans being substituted for, or obtain the release of one or more Mortgage Loans constituting Collateral hereunder; provided that, after giving effect to such substitution or release, the Secured Obligations then outstanding shall not exceed the Borrowing Base, which determination shall be made solely by the Lender in accordance with the Loan Agreement. In connection with any such requested substitution or release, the Borrower will provide notice to the Custodian and the Lender no later than 12:00 noon (eastern time), on the date of such request, specifying the Mortgage Loans to be substituted for or released and the substitute Mortgage Loans to be pledged hereunder in substitution therefor, if any, and shall deliver with such notice a revised Mortgage Loan Transmission indicating any substitute Mortgage Loans. If the Custodian and Lender have received notice in accordance with the preceding sentence, the Custodian will effect the requested substitution or release no later than 3:00 p.m. (eastern time), two (2) Business Days following the day on which such request was made after the Custodian has certified to the Lender on such Business Day that the matters set forth in Section 3(a) hereof with respect to any substitute Mortgage Loans are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the Borrower that any substitute Mortgage Loans are Eligible Mortgage Loans and that after giving effect to such substitution or release, the Secured Obligations then outstanding shall not exceed the Borrowing Base.

         (e) So long as no Event of Default has occurred and is continuing and to the extent written notice has been provided to the Custodian, the Custodian and the Lender shall take such steps as they may reasonably be directed from time to time by the Borrower in writing, which the Borrower deems necessary and appropriate, to transfer promptly and deliver to the Borrower any Mortgage File in the possession of the Custodian relating to any Mortgage Loan previously included in the Borrowing Base but which the Borrower, with the written consent of the Lender, has notified the Custodian has ceased to be included in the Borrowing Base, or any Mortgage Loan in respect of which the Borrower has paid the applicable Advance Balance in full. The Lender agrees to reply promptly to any such request for transfer and delivery, and if any such request is received by 12:00 noon (eastern time), the Lender agrees to reply on the Business Day following the Business Day such request is received.

         Section 6. Fees and Expenses of Custodian.

         The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Borrower, the payment of which fees, together with the Custodian's expenses incurred in connection herewith, shall be solely the obligation of the Borrower. The obligations of the Borrower under this Section 6 shall survive the termination of this Custodial Agreement and the resignation or removal of the Custodian.

         Section 7. Removal or Resignation of Custodian.

         (a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to the Borrower and the Lender. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a successor custodian, subject to written approval by the Lender (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Lender, the Borrower, the Custodian and the successor custodian. If the successor Custodian shall not have been appointed within 60 days of the Custodian's providing such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor Custodian.

         (b) The Lender or the Borrower, (with the consent of the Lender, which consent shall not be unreasonably withheld), upon at least 60 days' prior written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian, which appointment shall be reasonably acceptable to the Borrower. One original counterpart of such instrument of appointment shall be delivered to each of the Lender, the Borrower, the Custodian and the successor custodian.

         (c) In the event of any such resignation or removal, the Custodian shall promptly upon the simultaneous surrender of any outstanding Trust Receipts held by Lender, transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Custodial Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Lender. The cost of the shipment of Mortgage Files arising out of the resignation of the Custodian shall be at the expense of the Custodian unless such resignation is due to the nonpayment of its fees and expenses hereunder, in which case such expense shall be paid by the Borrower; and any cost of shipment arising out of the removal of the Custodian by the Lender or the Borrower shall be at the expense of the party requesting such removal. The Borrower shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

         Section 8. Examination of Mortgage Files.

         Upon reasonable prior notice to the Custodian (which shall be two (2) Business Days or such shorter period of time agreed to by the Custodian and the Lender) and at the Borrower's expense, the Lender and each of its respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

         Section 9. Insurance of Custodian.

         At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral and act in a collateral agent capacity. Upon request, the Lender or the Borrower shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

         Section 10. Representations and Warranties.

         The Custodian represents and warrants to the Lender that:

                  (a) The Custodian is (i) a banking corporation duly organized, validly existing and in good standing under laws of the state of New York and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement.

                  (b) The Custodian has all requisite right, power and authority to execute and deliver this Custodial Agreement and to perform all of its duties as the Custodian hereunder.

                  (c) The execution, delivery and performance of this Custodial Agreement have been duly authorized by all necessary corporate action on the part of the Custodian, and neither the execution and delivery of this Custodial Agreement by the Custodian in the manner contemplated herein nor the Custodian's performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Custodian.

                  (d) Neither the execution and delivery of this Custodial Agreement by the Custodian, nor its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

                  (e) This Custodial Agreement, when executed and delivered by the Custodian, will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

                  (g)      The Custodian is not an Affiliate of the Borrower.

                  (h) At all times the Custodian shall be a corporation or association organized and doing business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (A) a short-term, unsecured debt rated at least P-1 by Moody's Investors Service, Inc. (or such lower rating as may be acceptable to the Borrower and the Lender) and (y) a short-term deposit rating of at least A-1 from Standard & Poor's Ratings Services (or such lower rating as may be acceptable to the Borrower and the Lender).

                  (i) The Custodian shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition.

         Section 11. Statements.

         Upon the request of the Lender or the Borrower, the Custodian shall provide the Lender or the Borrower, as applicable, with a list of all the Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Custodial Agreement. Such list shall be in the form of a Custodian Loan Transmission and an Exception Report.

         Section 12. No Adverse Interest of Custodian.

         By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

         Section 13. Indemnification of Custodian.

         The Borrower agrees to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, or caused by the negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

         In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after written request therefor by the Lender or the Borrower in accordance with the terms and conditions of this Custodial Agreement; provided that (i) Custodian previously delivered to the Lender a Trust Receipt, Custodian Loan Transmission and an Exception Report which did not list such document as an Exception on the related date of pledge; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 5; and (iii) such document was held by the Custodian on behalf of the Borrower or the Lender, as applicable (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Lender or the Borrower, upon request, a Lost Note Affidavit in the form of Annex 9 hereto and
(b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Borrower or Lender in accordance with the succeeding paragraph of this Section 13. Notwithstanding the foregoing, in the event that the Custodian fails to produce a Mortgage Note with respect to a Mortgage Loan requested pursuant to Section 5(b) hereof which was not otherwise released by the Custodian pursuant to the terms of this Custodial Agreement, the Custodian shall then promptly (but no later than two (2) Business Days following such request) provide the Lender or the Borrower, as applicable, with a Lost Note Affidavit. In the event that such original Mortgage Note is subsequently found and delivered to the Lender or the Borrower, as applicable, such party shall return the Lost Note Affidavit to the Custodian.

         The Custodian agrees to indemnify and hold the Lender and Borrower, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, lack of good faith or misconduct or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

         Section 14. Concerning the Custodian.

         In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Mortgage Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

         The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Custodial Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this Custodial Agreement.

         The Custodian shall not be liable for any error of judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined by a court of competent jurisdiction that the Custodian was grossly negligent in ascertaining the pertinent facts.

         The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Borrower or the Lender given under this Custodial Agreement.

         None of the provisions of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

         The Custodian may consult with counsel and the written advice or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

         Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing of any paper with any parties hereto or any further act on the part of any of the parties hereto except where an instrument or transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

         Section 15. Term of Custodial Agreement.

         Promptly after written notice from the Lender of the termination of the Loan Agreement and payment in full of all amounts owing to the Lender thereunder and under the Note, the Custodian shall deliver all documents remaining in the Mortgage Files to the related Borrower, and this Custodial Agreement shall thereupon terminate.

         Section 16. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Any demand, notice or communication hereunder shall be (i) sent by telecopy, (ii) delivered in person, or (iii) transmitted by a recognized private (overnight) courier service. The Custodian's office is located at the address set forth on its signature page hereto, and each party hereto agrees to notify each other party if its address should change.

         Section 17. Governing Law.

         This Custodial Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflict of laws doctrine applied in such state.

         Section 18. Authorized Representatives.

         Each individual designated as an authorized representative of the Lender or its successors or assigns, the Borrower and the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Lender, the Borrower and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereof, respectively. From time to time, the Lender, the Borrower or the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

         Section 19. Amendment.

         This Custodial Agreement may be amended from time to time by written agreement signed by the Borrower, the Lender and the Custodian.

         Section 20. Cumulative Rights.

         The rights, powers and remedies of the Custodian and the Lender under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Lender by virtue of any statute or rule of law, the Loan Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's security interest in the Collateral.

         Section 21. Binding Upon Successors.

         All rights of the Custodian, the Borrower and the Lender under this Custodial Agreement shall inure to the benefit of the Custodian and the Lender and their successors and permitted assigns.

         Section 22. Entire Agreement; Severability.

         This Custodial Agreement and the other Loan Documents contain the entire agreement with respect to the Collateral among the Custodian, the Lender and the Borrower. If any of the provisions of this

Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Section 23. Execution In Counterparts.

         This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 24. Tax Reports.

         The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

         Section 25. Assignment by the Lender.

         The Lender shall have free and unrestricted use of the Mortgage Loans and may engage in financing, repurchase, purchase and sale, sale, or similar transactions with the Mortgage Loans and otherwise pledge, repledge, transfer, hypothecate or rehypothecate the Mortgage Loans and all rights of the Lender under the Loan Agreement (and this Custodial Agreement) to any assignee designated by the Lender (each, an "Assignee"). The Borrower hereby irrevocably consents to any such assignment. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Annex 10, the Custodian shall mark its records to reflect the pledge or assignment of the Mortgage Loans by the Lender to the Assignee. The Custodian's records shall reflect the pledge or assignment of the Mortgage Loans by the Lender to the Assignee until such time as the Custodian receives written instructions from the Lender with consent from the Assignee that the Mortgage Loans are no longer pledged or assigned by the Lender to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Mortgage Loans, and that the Custodian is holding the Mortgage Loans, as custodian for, and for the benefit of, the Lender.

                  If the Lender has notified the Custodian in writing of such assignment or pledge by delivery to the Custodian of a written notice in the form of Annex 10 hereto, then, upon delivery of notice in the form of Annex 14 by Assignee to the Custodian of the Lender's default, Assignee may, subject to any limitations in any agreement between Assignee and the Lender, (i) require Custodian to act with respect to the related Mortgage Loans solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such Mortgage Loans for the exclusive use and benefit of Assignee, and (iii) assume the rights of the Lender under this Agreement to furnish instructions to the Custodian as to the disposition of such Mortgage Loans and such rights shall be exercisable solely by Assignee. In addition, within three (3) Business Days of receipt of such notice to the Custodian in the form of Annex 14 and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. The Custodian shall assume that any assignment from the Lender to Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement. Until such time as the Custodian receives notice in the form of Annex 14 from the Assignee that there exists an event of default with respect to a pledge or assignment of its interest in the Mortgage Loans and Mortgage Files, the Custodian shall take directions solely from Lender.

         Section 26. Transmission of Mortgage Files.

         Prior to any shipment of any Mortgage Files, or other loan documents hereunder, the Borrower shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of Mortgage Files or other loan documents in the performance of the Custodian's duties hereunder. The Borrower shall arrange for the provision of such services at their sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files or other loan documents as the Borrower deems appropriate. Without limiting the generality of the provisions of Section 13 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Borrower, arising out of actions of the Custodian consistent with the instructions of the Borrower. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service.

         Section 27. Record Title; Power of Attorney.

         The Custodian acknowledges and agrees that with respect to any Mortgage or Mortgage Note for which the Custodian holds record title, such record title shall be held by the Custodian as agent of the Lender under this Custodial Agreement until such time that all rights and security interest in such Mortgage or Mortgage Note have terminated in accordance with the terms of the Loan Agreement and this Custodial Agreement. In connection therewith, the Custodian hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Custodian and in the name of the Custodian or in its own name, from time to time in the Lender's discretion, to take any and all appropriate action and to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Mortgage, the Mortgage Notes or any other documents in connection with the Mortgage Loans. The Custodian hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

                                 NEW YORK MORTGAGE FUNDING, LLC


                                 By: /s/ Steven B. Schnall
                                     ___________________________________________
                                 Name: Steven B. Schnall
                                       _________________________________________
                                 Title: President
                                        ________________________________________


                                 Address for Notices for the Borrower:
                                 1301 Avenue of the Americas, 7th Floor
                                 New York, New York 10019
                                 Attention: Steven B. Schnall, CEO
                                 Telecopier No.: (212) 634-6420
                                 Telephone No.: (212) 634-9449

                                 With a copy to:
                                 Attention: Michael Wirth
                                 Telecopier No.: (212) 634-9420
                                 Telephone No.: (212) 634-2342

                                 Telecopier No.:
                                 Telephone No.:

                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                 as Custodian


                                 By: /s/ Aimee Kemmeter
                                     ___________________________________________
                                 Name: Aimee Kemmeter
                                       _________________________________________
                                 Title: Assistant Vice President
                                        ________________________________________



                                 By: Christopher Corcoran
                                     ___________________________________________
                                 Name: Christopher Corcoran
                                       _________________________________________
                                 Title: Assistant Vice President
                                        ________________________________________


                                 Address for Notices:
                                 1761 East St. Andrew Place
                                 Santa Ana, California 92705
                                 Attention: Mortgage Custody/Greenwich/NY040C
                                 Telecopier No.: (714) 247-6082
                                 Telephone No.: (714) 247-6000

                                 GREENWICH CAPITAL FINANCIAL
                                 PRODUCTS, INC.

                                 By: /s/ Anthony Palmisano
                                     -------------------------------------------

                                 Name: Anthony Palmisano
                                       -----------------------------------------

                                 Title: Vice President
                                        ----------------------------------------

                                 Address for Notices:

                                 600 Steamboat Road
                                 Greenwich, Connecticut 06830
                                 Attention: Joseph Bartolotta
                                 Telecopier No.: (203) 618-2148/2149
                                 Telephone No.: (203) 625-6675

                                 With a copy to:

                                 Attention: General Counsel

                                 Telecopier No.: (203) 618-2132

                                 Telephone No.: (203) 625-2700

                                       22